UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2014

UNITED STATES 12 MONTH OIL FUND, LP
(Exact name of registrant as specified in its charter)
Delaware	001-33859	26-0431897
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
(510) 522-9600	1999 Harrison Street, Suite 1530 Oakland, California 94612

Registrant's telephone number, including area code	(Address of principal executive offices) (Zip Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01. Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference are the audited Consolidated Statements of Financial Condition of United States Commodity Funds LLC (“the Company”), the general partner of the United States 12 Month Oil Fund, LP (the “Registrant”), and Subsidiaries as of December 31, 2013 and 2012.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Audited Consolidated Statements of Financial Condition of the Company and Subsidiaries as of December 31, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES 12 MONTH OIL FUND, LP
	By:	United States Commodity Funds LLC, its general partner

Date: March 27, 2014	By:	/s/ Howard Mah
	Name:	Howard Mah
	Title:	Chief Financial Officer